SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting  Material  Pursuant to 240.14a-11(c) or 240.14a-12

                              Synergx Systems Inc.
                            (f/k/a Firetector Inc.)
                               (File No. 0-17580)
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(1)
         and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                                                               January 30, 2004




Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of the Stockholders of Synergx Systems Inc., a Delaware corporation ("Synergx" or the "Company") to be held at the offices of Dolgenos Newman & Cronin LLP, 96 Spring Street, 8th Floor, New York, New York 10012, on March 10, 2004 at 11:00 a.m.

         At the meeting you will be asked to consider and vote upon (a) the election of seven (7) Directors to Synergx's Board of Directors; (b) the appointment of Marcum & Kliegman LLP as Synergx's Auditors for the fiscal year ending September 30, 2004; (c) the adoption of the 2004 Non-Qualified Stock Option Plan; and (d) any other business that properly comes before the meeting or any adjournments or postponements thereof.

         Your vote is important. We urge you to complete, sign, date and return the enclosed proxy card promptly in the accompanying prepaid envelope. You may, of course, attend the Meeting and vote in person, even if you have previously returned your proxy card.


                                        Sincerely yours,




                                        Joseph Vitale,
                                        President and Chief Operating Officer

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be held on March 10, 2004


To the Stockholders of
  Synergx Systems Inc.

     Notice is hereby given that the Annual Meeting of Stockholders of Synergx Systems Inc., a Delaware corporation ("Synergx" or the "Company") will be held at 11:00 a.m., local time, on March 10, 2004 at the offices of Dolgenos Newman & Cronin LLP, 96 Spring Street, 8th Floor, New York, New York, for the following purposes:

     (1) To consider and vote upon the election of the Board of Directors consisting of seven (7) persons to serve until the next annual meeting of the stockholders;

     (2) To consider and vote upon a proposal to ratify the selection of Marcum & Kliegman LLP as Synergx's independent auditors for the fiscal year ending September 30, 2004;

     (3) To consider and vote upon a proposal to adopt the 2004 Non-Qualified Stock Option Plan.

     (4) To conduct such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Although all stockholders are invited to attend the Annual Meeting, only stockholders of record at the close of business on January 27, 2004, are entitled to notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be open to examination by stockholders during regular business hours at the Company's principal executive offices from January 28, 2004, through the Annual Meeting date and at the Annual Meeting.

                                             By Order of the Board of Directors




                                             John A. Poserina
                                             Secretary, Synergx Systems Inc.
January 30, 2004
Syosset, New York

     TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                                 PROXY STATEMENT
                              SYNERGX SYSTEMS INC.

                             SOLICITATION OF PROXIES

     The accompanying Proxy is solicited on behalf of the Board of Directors of Synergx Systems Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, March 10, 2004, at 11:00 a.m. Eastern Standard Time, or any adjournment thereof, at the offices of Dolgenos Newman & Cronin LLP, 96 Spring Street, 8th Floor, New York, New York. The approximate date on which proxy materials are first being sent to stockholders is January 30, 2004.

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, officers, directors, and regular employees of the Company may, without additional compensation, use their personal efforts to solicit proxies by telephone, telegraph, telecopier or in person. The Company expects to reimburse brokers, banks, custodians and other nominees for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Common Stock. Should the Company's management deem it necessary, the Company may also retain the services of a proxy solicitation firm to aid in the solicitation of proxies for which the Company will pay a fee not expected to exceed $5,000 plus reimbursement for out-of-pocket expenses.

     Stockholders can ensure that their shares are voted at the Annual Meeting by signing and returning the enclosed proxy in the envelope provided. Shares of Common Stock par value $.001 per share ("Common Stock") represented by the accompanying proxy will be voted if the proxy is properly executed and is received by the Company prior to the time of voting. Sending in a signed proxy will not affect a stockholder's right to attend the Annual Meeting and vote in person. The Company's principal executive offices are located at 209 Lafayette Drive, Syosset, New York 11791.

     Proxies may be revoked at any time prior to the voting thereof by written notice mailed or delivered to the Secretary, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation by request in person at the Annual Meeting, but if not so revoked, the shares represented by such proxy will be voted in accordance with the authority conferred by such proxy. Where specific choices are not indicated on the proxy, proxies will be voted in accordance with the recommendations of the Board of Directors.

                                  ANNUAL REPORT

     The Annual Report to Stockholders covering operations of the Company for the fiscal year ended September 30, 2003, including financial statements, is enclosed herewith and is incorporated herein by reference. FORM 10-KSB, THE ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE TO STOCKHOLDERS UPON WRITTEN REQUEST TO THE SECRETARY, SYNERGX SYSTEMS INC., 209 LAFAYETTE DRIVE, SYOSSET, NEW YORK 11791.

                  OUTSTANDING VOTING SECURITIES AND RECORD DATE

     Only stockholders of record at the close of business on January 27, 2004 will be entitled to notice of and to vote at the Annual Meeting, each share being entitled to one vote. Common Stock is the only class of capital stock which has been issued by the Company. As of the close of business on January 16, 2004, there were 4,706,728 outstanding shares of Common Stock entitled to be voted at the meeting.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth as of January 16, 2004, the Company's best knowledge of the amount of Common Stock beneficially owned and the percentage of Common Stock so owned with respect to: (a) the persons or groups known to the Company to be the beneficial owner of more than five percent of the Common Stock of the Company; (b) certain executive officers of the Company; (c) each director of the Company; and (d) all executive officers and directors of the Company as a group.



                                     Number of Shares     Percent of Shares
                                     --------------------------------------
Genterra Inc.(1)                          1,614,290              34.2%
Investors Money Management(10)              455,000               9.0%
Daniel S. Tamkin (2)                        255,466               5.4%
Nafund Inc. (11)                             50,000               1.0%
Joseph Vitale (3, 4)                         34,250                nil
Henry Schnurbach (4)                         10,334                nil
John A. Poserina (3, 5)                      32,334                nil
Dennis P. McConnell (4, 6)                    8,334                nil
Mark Litwin (8)                           1,664,290              35.0%
J. Ian Dalrymple (9)                              0                nil
All Executive Officers and
Directors as a Group (7 Persons)          2,005,008              41.3%
- ----------------------

(1) Address is 106 Avenue Road, Toronto, Ontario.

(2) Includes 21,666 shares of Common Stock issuable upon exercise of options granted by the Company. Address is 96 Spring Street, New York, NY.

(3) Address is 209 Lafayette Drive, Syosset, NY 11791.

(4) Issuable upon exercise of options granted by the Company.

(5) Includes 19,334 shares of Common Stock issuable upon exercise of options granted by the Company.

(6) Address is 96 Spring Street, New York, NY.

(7) Reserved

(8) By virtue of his position as an officer and/or director of such entities, Mr. Litwin may be considered the beneficial owner of shares owned by Genterra Inc. Mr. Litwin expressly disclaims such beneficial ownership. Address is 106 Avenue Road, Toronto, Ontario.

(9) Address is 1200 Sheppard Avenue East, Willowdale, Ontario.

(10) Address of Administrative office is 289 Avenue Montjoie, Box 13, 1180 Brussels, Belgium, includes 340,000 shares of Common Stock issuable upon exercise of warrants.

(11) Includes 50,000 shares of Common Stock issuable upon exercise of warrants.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     Seven (7) directors will be elected to hold office duly until the next Annual Meeting of Stockholders and until their successors have been elected and duly qualified. The persons named on the accompanying proxy will vote all shares for which they have received proxies for the election of the nominees named below unless contrary instructions are given. In the event that any nominee should become unavailable, shares will be voted for a substitute nominee unless the number of directors constituting a full board is reduced. Directors are elected by plurality vote.

                                    NOMINEES

The name, age and position with the Company of each nominee for director of the Company is listed below, followed by summaries of the background and principal occupations.

                                                               DATE
                                                             SERVICE
    NAME            AGE             OFFICE                  COMMENCED

Daniel S. Tamkin     44             Chairman, Chief         October 1990
                                    Executive Officer,
                                    General Counsel,
                                    Director, and
                                    Audit Committee

Joseph Vitale        57             President, Chief        May 1994
                                    Operating Officer
                                    and Director

John A. Poserina     63             Treasurer, Vice         January 1997
                                    President, Chief
                                    Financial Officer,
                                    Secretary and
                                    Director

Dennis P. McConnell  50             Director and            January 1997
                                    Audit Committee

Henry Schnurbach     52             Director and            October 1988
                                    Audit Committee

J. Ian Dalrymple     52             Director                May 2002

Mark I. Litwin       41             Director                May 2002


YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

Information Concerning Current Directors and Nominees for Director

     Mr. Tamkin has a J.D. degree from New York University School of Law and an A.B. degree from Columbia University. Mr. Tamkin has been Chief Executive Officer since March 15, 1996, prior to which Mr. Tamkin was Vice President and General Counsel of the Company from October 1990. Also since October 1990, Mr. Tamkin has been Executive Vice President of Forum Financial Corporation, a Toronto based merchant banking organization. Since 1996, Mr. Tamkin has been a director of Polyair Inter Pack Inc., an Ontario corporation registered under the Exchange Act. Since November 1998, Mr. Tamkin has been a Director, President and Chief Operating Officer of Camtx Corporation, a manufacturer of textile products. Mr. Tamkin is presently Counsel to Dolgenos Newman & Cronin LLP, counsel to the Company.

     Mr. Vitale has been President of the Company since March 15, 1996. Mr. Vitale has been active in the fire/communications industry with Casey Systems Inc. since 1982. Mr. Vitale has been President of Casey since 1993 and has held the positions of Director of Engineering, Vice President - Engineering and Executive Vice President. Mr. Vitale holds a Bachelor of Science degree in Engineering from C.W. Post College and a Master of Science degree in Electrical Engineering from New York University.

     Mr. Poserina joined the Company as Treasurer, Vice President, Chief Financial Officer and Director as of January 1, 1997. From December 1995 until he joined the Company, Mr. Poserina was an independent financial consultant. Also, from July 1996 to September 1996, Mr. Poserina was Chief Financial Officer of Happiness Express Inc. Mr. Poserina was Chief Financial Officer of Dorne and Margolin Inc. from November 1994 to December 1995. Prior to that, Mr. Poserina spent 15 years as Vice President, Treasurer and Chief Financial Officer of Chryon Corporation, which was a NYSE listed company registered under the Securities Exchange Act of 1934 (the "Exchange Act"). Mr. Poserina holds a Bachelor of Science degree in accounting from the University of Rhode Island and is a Certified Public Accountant.

     Mr. McConnell is a partner in the firm of Dolgenos Newman & Cronin LLP, counsel to the Company. Prior to being associated with Dolgenos Newman & Cronin LLP, he was associated with Varet & Fink P.C. from 1989 to March 1993. Mr. McConnell holds a J.D. degree from New York Law School.

     Mr. Schnurbach has a Bachelor of Commerce degree from Sir George Williams University and is a Certified Management Accountant in Ontario. Since October 1991, Mr. Schnurbach has been Chief Executive Officer of Cantar/Polyair Corporation ("CPC"). Since February 1996, Mr. Schnurbach has also served as President and director of Polyair Inter Pack Inc., an Ontario corporation registered under the Exchange Act and traded on the Toronto and American Stock Exchanges, and the holding company of CPC.

     Mr. Dalrymple has a Bachelor of Commerce degree and a Masters of Arts in Economics from the University of Toronto. Since 1990, Mr. Dalrymple has been a director of Nigel Stephens Counsel Inc., an Ontario corporation, which provides investment and portfolio management services; NSC Holdings Inc., an Ontario corporation which provides investment research and client administrative services; and Fordal Holdings Inc., an Ontario corporation which provides trading, settlement and related services to portfolio management firms. Mr. Dalrymple is also a director of Cornerstone 52 Foundation, a charitable foundation with focus on children's charities. In addition, Mr. Dalrymple has been, since 1993, a director of Nafund Inc., an Ontario investment corporation and, since 1996, a director of Nafund Administrators Inc., an Ontario corporation originating merchant banking investments and advisory services.

     Mr. Litwin has a Bachelor of Arts and a Masters in Business Administration from York University in Toronto, Canada. Since 1990, Mr. Litwin has been the President, Chief Executive Officer and a director of Mirtronics Inc. an Ontario corporation which is registered under the Exchange Act. Mirtronics is the largest stockholder of Synergx.

     There are no family relationships between any Director or Executive Officer of Synergx and any other Director or Executive Officer of Synergx.

     Directors hold office for a period of one year from the Annual Meeting of Stockholders at which they are elected or until their successors are duly elected and qualified. Officers are appointed by the Board of Directors and hold office at the will of the Board.

     There is no nominating or compensation committee of the Board of Directors nor is there any committee performing similar functions.

     The Company has a standing Audit Committee comprised of Messrs. Tamkin, Schnurbach and McConnell. Its functions include the selection of a firm of certified public accountant to serve as independent auditors, discussion of the auditors' report with the Board of Directors, and the review of all related party transactions. The Audit Committee met four times during the last fiscal year.

     There were eight meetings of the Board of Directors of the Company during the fiscal year ended September 30, 2003 (some actions were taken by unanimous consent). All directors attended 75% or more meetings of the Board of Directors. Directors were not compensated for their service.

                                   MANAGEMENT

         The following table sets forth certain information with respect to the Executive Officers of the Company:

                                                                   DATE SERVICE
   NAME                      AGE             OFFICE                 COMMENCED

Daniel S. Tamkin              44          Chairman, Chief         October 1990
                                          Executive Officer,
                                          General Counsel,
                                          Director, and
                                          Audit Committee

Joseph Vitale                 57          President, Chief        May 1994
                                          Operating Officer
                                          and Director

John A. Poserina              63          Treasurer, Vice         January 1997
                                          President, Chief
                                          Financial Officer,
                                          Secretary and
                                          Director

     Mr.  Tamkin's  biographical  information  is  included  under  "Information
Concerning   Current  Directors  and  Nominees  for  Directors"  in  this  Proxy
Statement.

     Mr.Vitale's   biographical   information  is  included  under  "Information
Concerning   Current  Directors  and  Nominees  for  Directors"  in  this  Proxy
Statement.

     Mr.  Poserina's  biographical  information is included  under  "Information
Concerning   Current  Directors  and  Nominees  for  Directors"  in  this  Proxy
Statement.


                             EXECUTIVE COMPENSATION

     The following table sets forth certain information with respect to compensation paid or accrued by the Company for services rendered to it for each of the three fiscal years ended September 30, 2003, as to Daniel S. Tamkin, the Company's present Chief Executive Officer, Joseph Vitale, the Company's President and Chief Operating Officer, and John A. Poserina, the Company's Chief Financial Officer and Secretary; none of the Company's other Executive Officers had aggregate remuneration in excess of $100,000.

                           SUMMARY COMPENSATION TABLE


                                                                      LONG
                       ANNUAL COMPENSATION                       TERM COMPENSATION
                                                                               All Other
Year                Salary ($)       Bonus($)     Other($)      Option/SAR    Compensation
-----------------------------------------------------------------------------------------
Daniel S. Tamkin
2003               $102,000         $25,000       $2,000                          --
2002                 97,000                        2,000                          --
2001                 87,000          20,000        2,000           (1)            --

Joseph Vitale
2003               $147,000         $25,000       $7,000                          --
2002                140,000                        6,000                          --
2001                130,000          30,000        6,000           (2)            --

John A. Poserina
2003               $158,000         $25,000       $6,000                          --
2002                151,000                        5,600                          --
2001                141,000          30,000        5,600                          --
 --------

(1) Options to purchase 8,334 shares of Common Stock, at a price of $0.515 per share were issued to Mr. Tamkin in December, 2000.

(2) Options to purchase 15,918 shares of Common Stock, at a price of $0.515 per share were issued to Mr. Vitale in December, 2000.

- -----------

     The following table details, as of September 30, 2003, the value of unexercised in-the-money options held by Daniel S. Tamkin, Joseph Vitale and John A. Poserina:


                       Number of Securities               Value of Unexercised
                    Underlying   Unexercised Options     In-The-Money Options (1)
                    Exercisable   Unexercisable         Exercisable   Unexercisable
                     ----------   ------------          -----------   -------------
Daniel S. Tamkin      19,668         2,000              $60,831        $6,125
Joseph Vitale         32,252         2,000              100,049         6,125
John A. Poserina      17,334         2,000               53,669         6,125
- - - ------

(1) Net value, calculated as the difference between the exercise price and the market price reported for September 30, 2003.($3.550-bid, $3.700-ask)

     In December 1995, the Board of Directors voted to institute a 401(k) plan for nonunion employees to be effective January 1, 1996. The plan includes a profit sharing provision at the discretion of the Board of Directors. In 2003, the Board of Directors approved a payment totaling $29,000 for participants of the non-union 401(k) plan. No profit sharing contributions were authorized in 2002.

     Directors do not receive any compensation for their service. Out-of-pocket expenses for travel, meals and miscellaneous expenses incurred in the course of the Director's activities on behalf of the Company are reimbursed at cost.

     On April 30, 1997, the Company and its shareholders adopted a nonqualified stock option plan ("1997 Plan"), which was to expire September 30, 2002 and was extended to December 31, 2005; see below, except as to options then outstanding under the 1997 Plan. Under the 1997 Plan, the Board of Directors may grant options to eligible employees at exercise prices not less than 100% of the fair market value of the common shares at the time the option is granted. The number of shares of Common Stock that may be issued shall not exceed an aggregate of up to 10% of its issued and outstanding shares from time to time. Options vest at a rate of 20% per year commencing one year after date of grant. Issuances under the 1997 Plan are to be reduced by options outstanding under a 1990 nonqualified stock option plan (replaced by the 1997 Plan). Effective September 30, 1998, all outstanding employee stock options were reset to an exercise price of $0.50 per share. On September 30, 2002, options on 48,166 of Common Stock were extended to December 31, 2005 and the option exercise price remained $0.50 per share.

     The Company currently has issued and outstanding options to purchase 191,298 shares of its Common Stock, at various exercise prices ranging between $0.50 and $0.56 per share, to certain of its officers, Directors and employees. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain officers and persons who own more than 10% of a registered class of the Company's equity securities to file within certain specified time periods reports of ownership and changes in ownership with the SEC. Such officers, directors and shareholders are required by SEC regulations to furnish the Company with copies of all such reports that they file. Based solely on a review of copies of reports filed with the SEC since September 1, 2002, and written representations by certain officers and directors, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis during the Company's fiscal year 2003.

Code of Ethics

     At this time, the Company has not adopted a formal Code of Ethics that applies to the Chief Executive Officer and Chief Financial Officer. The Company expects to adopt a formal Code of Ethics during the current fiscal year.

     The Company has followed an informal Code of Ethics requiring Board of Directors' approval of any material transaction involving the Company's Chief Executive Officer and Chief Financial Officer. The Company believes this procedure reasonably deters material wrongdoing and promotes honest and ethical conduct.


Certain Relationships and Related Transactions

     In 1985, Casey Systems Inc, a wholly owned subsidiary of the Company, entered into a royalty agreement with Joseph Vitale, prior to his becoming the President and Chief Operating Officer of the Company. The agreement pays Mr. Vitale a royalty on certain systems marketed and serviced by Casey. In fiscal year ended September 30, 2003, Casey paid $75,852 pursuant to the terms of the agreement.

     Management believes the foregoing transaction was entered into on terms at least as favorable as could be obtained from unrelated parties negotiating at arms-length.

     At an Annual Meeting held March 26, 2003, the stockholders of Synergx approved the purchase of equity positions in Avante Technology Partners and Re:Port Business Solutions. The positions were acquired from Nafund Inc., a Toronto based private equity fund ("Nafund"). Mark Litwin, the president of Mirtronics Inc. and a director of the Company and Ian Dalrymple, also a director of the Company, are directors of Nafund. Moreover, Mr. Litwin is the president of Nafund and Mr. Dalrymple is on its investment advisory board. Mr. Dalrymple is also a principal in NSC Holdings, a Toronto based financial services group which is a principal in Re:Port.


AUDIT COMMITTEE

     The Corporation has established a three-member audit committee within the Board of Directors which currently consists of Messrs. Daniel S. Tamkin, Dennis
P. McConnell and Henry Schnurbach.

     The Board of Directors has  determined  that each of Messrs.  McConnell and
Schnurbach  is an  "independent  director,"  as  such  term is  defined  by Rule
4200(a)(15)  of  the  National   Association  of  Securities   Dealers'  listing
standards.

     The audit committee has reviewed and discussed the Corporation's audited financial statements with management.

     The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (SAS 61), "Communication with Audit Committees," as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board No. 1, "Independence Discussions with Audit Committees," as amended, and has discussed with the independent accountant the independent accountant's independence.

     The Board has considered whether the provision of non-audit services is compatible with maintaining the external accountant's independence. After discussing this matter among themselves, with management, and with the independent auditors, the Board believes that the provision of the specified non-audit services is compatible with maintaining the external auditor's independence.

     Based on the review and discussions referred to above, the audit committee has recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-KSB for the last fiscal year.

     The following table summarizes fees for professional services rendered by the principal accountant for the most recent fiscal year:

  ------------------------ ----------------------- ------------------
  Audit Fees                        2002                 2003
  ------------------------ ----------------------- ------------------
  Audit-Related Fees              $53,500               53,500
  ------------------------ ----------------------- ------------------
  Tax Fees                        $22,000               $22,000
  ------------------------ ----------------------- ------------------
  All Other Fees                   $8,900               $12,865
  ------------------------ ----------------------- ------------------


                                PROPOSAL NUMBER 2
                      RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors of Synergx selected Marcum & Kliegman LLP as auditors for the fiscal year ending September 30, 2004, subject to stockholder approval by ratification. Marcum & Kliegman LLP has been since September 2000, the independent auditors for Synergx. A representative of Marcum & Kliegman LLP is expected to be present at the Annual Meeting, at which time he or she will be afforded an opportunity to make a statement, and will be available to respond to questions.

     The Board of Directors of Synergx may, in its discretion, direct appointment of new independent auditors at any time during the fiscal year if the Board believes such change would be in the best interests of Synergx and its stockholders. No such change is anticipated.

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF MARCUM & KLIEGMAN LLP FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2004.


                                PROPOSAL NUMBER 3
                      2004 NON-QUALIFIED STOCK OPTION PLAN

     The Company has reserved an amount of Common Shares equal to an aggregate of up to 10% of its issued and outstanding shares from time to time (less all shares issuable upon exercise of options previously granted pursuant to any of the Company's previous Non Qualified Stock Option Plans) for issuance under its 2004 Non-Qualified Stock Option Plan (the "Plan") to employees, officers and directors of the Company and its subsidiaries. A Copy of the Plan is annexed hereto as Appendix A. The Plan is administered by the Company's Board of Directors, which determines the employees, officers and directors to whom options ("Options") are to be granted, the number of shares that may be purchased at the Option price, which may not be less than 100% of the fair market value of a Common Share at the time the Option is granted. Each Option granted under the Plan is evidenced by a written Option Agreement.

     All Options granted under the plan expire on December 31, 2009, or with respect to any optionee, 90 days after termination of employment (with certain exceptions in the case of death or permanent disability of the optionee) or if an optionee is terminated for cause, upon termination.

     Directors may grant options to eligible employees and/or directors at exercise prices not less than 100% of the fair market value of the common shares at the time the option is granted.

     The Plan provides for anti-dilution protection for optionees in the case of recapitalizations, stock splits or combinations, and stock distributions. The standard form of Option Agreement (which may be modified) provides for piggy-back registration of Common Shares issued upon exercise of Options issued under the Plan. All Options issued under the Plan are non-transferable (except to an executor or administrator of an optionee's estate for a limited period) and all Common Shares issuable upon exercise of Options are restricted securities and may only be sold pursuant to a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or an available exemption from the registration requirements of the Securities Act.

     Your Board of Directors has determined it is in the Company's best interests to adopt the plan described above to (I) provide incentive for present employees, officers and directors of the Company and (ii) to attract individuals that will benefit the Company in the future.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE STOCK OPTION PLAN.


                                 OTHER BUSINESS

     The proxy confers discretionary authority on the proxies with respect to any other business which may come before the Annual Meeting. The Board of Directors of Synergx knows of no other matters to be presented at the Annual Meeting. The persons named in the proxy will vote the shares for which they hold proxies according to their best judgment if any matters not included in this Proxy properly come before the meeting, unless the contrary is indicated.


                              STOCKHOLDER PROPOSALS

     Any stockholder proposal to be included in the proxy statement and form of proxy relating to the 2004 Annual Meeting of Synergx Stockholders must be received by the close of business on October 31, 2004 and must comply in all other respects with the rules and regulations of the Securities and Exchange Commission. Proposals should be addressed to: Corporate Secretary, Synergx Systems Inc., 209 Lafayette Drive, Syosset, NY 11791

                                                                    APPENDIX A


                              SYNERGX SYSTEMS INC.

                      2004 NON-QUALIFIED STOCK OPTION PLAN

     1.  Purpose.  The  purpose of the 2004 Stock  Option  Plan (the  "Plan") of
Synergx Systems Inc. (the "Company") is to secure for the Company and its stockholders the benefits that flow from providing corporate officers, directors and key employees with the incentive, inherent in the ownership of the Company's Common Stock par value $.001 per share (the "Common Stock"), to contribute to the success and growth of the business of the Company and its subsidiaries and to help the Company and its subsidiaries secure and retain the services of such employees. For purposes of the Plan, the terms "parent" and "subsidiary" shall mean "parent corporation" and "subsidiary corporation," respectively, as such terms are defined in section 425(e) and (f) of the Internal Revenue Code of 1986, as from time to time, amended (the "Code").

     2. Stock Option Committee.

          2.1 Administration. The Plan shall be administered by the Board of Directors or by a Stock Option Committee (the "Committee") of not less than three members of the Board of Directors. The appointment of a Committee, however, shall not preclude the Board of Directors from granting options and otherwise exercising its powers with respect to the Plan. As used herein, the term "Committee" shall be deemed to include the Board of Directors, whether or not a Committee shall have been appointed.

          2.2 Interpreation; Procedures. The Committee is authorized to interpret the provisions of the Plan and shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the administration of the Plan. A majority of the whole Committee shall constitute a quorum, and the act of a majority of the members of the Committeee present at which a quorum is present shall be the act of Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors of the Company, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board of Directors.


     3. Shares Subject to Options.

          3.1 Number of Shares. Subject to the provisions of paragraph 12 (relating to adjustments upon changes in capitalization), the number of shares of Common Stock subject at any one time to options granted under the Plan, plus the number of shares of Common Stock theretofore issued or delivered pursuant to the exercise of options granted under the Plan, shall not exceed an aggregate of up to 10% of its issued and outstanding shares from time to time (less all shares issuable upon exercise options granted pursuant to the Company's prior Non Qualified Stock Option Plan); provided that if and to the extent that options granted under the Plan terminate, expire or are cancelled without having been exercised, new options may be granted under the Plan with respect to the shares of Common Stock covered by such terminated, expired or cancelled options.

          3.2 Character of Shares. Common Stock delivered upon the exercise of options granted under the Plan may be authorized and unissued Common Stock, issued Common Stock held in the Company's treasury, or both.

          3.3 Reservation of Shares. There shall be reserved at all times for sale under the Plan a number of shares of Common Stock (authorized and unissued Common Stock, issued Common Stock held in the Company's treasury, or both) equal to the maximum number of shares which may be purchased pursuant to options granted or that may be granted under the Plan.

     4. Grant of Options. The Committee shall determine, within the limitations of the Plan, the officers, directors and employees of the Company and its subsidiaries to whom options are to be granted, the number of shares that may be purchased under each option and the option price. Each option granted under the Plan shall be evidenced by a written agreement (an "Option Agreement") between the Company and the Optionee (as hereinafter defined) in such form, not inconsistent with the provisions of the Plan, as the Committee shall provide.

     5. Employees Eligible. Options may be granted under the Plan to any officer, director or key employee or prospective officer, director or key employee (conditioned upon, and effective not earlier than, his becoming an officer or employee) of the Company and its subsidiaries. Employees who are also officers or directors of the Company or its subsidiaries shall not by reason of such offices be ineligible to receive options under the Plan, but members of the Committee shall not be eligible to receive options unless granted by the Board of Directors. An officer, director or employee receiving any option under the Plan is hereinafter referred to as an "Optionee." Any reference herein to the employment of an Optionee by the Company shall include his employment by the Company, its parent or any of its subsidiaries.

     6. Price. Subject to paragraph 12, the option price of each Common Stock purchasable under any option granted under the Plan shall be not less than 100% of the fair market value thereof at the time the option is granted (which time, in the case of the grant of an option to a prospective officer or key employee, shall be deemed to be the time of effectiveness of such grant).


     7. Expiration. Termination and Amendment of the Plan.

          7.1 General. Options may be granted under the Plan at any time and from time to time on or prior to September 30, 2009, on which date the Plan will expire except as to options then outstanding under the Plan. Such options shall remain in effect until they have been exercised, terminated or have expired. The Plan may be extended, terminated, modified or amended by the Board of Directors at any time on or prior to December 1, 2009, except with respect to any options then outstanding under the Plan; provided that any increase in the maximum number of shares subject to options, as specified in paragraph 3, or any change in the class of employees eligible for the grant of options hereunder, shall be subject to approval by the Company's stockholders, unless made pursuant to the provisions of paragraph 12.

          7.2 Modification of Options. No modification, extension, renewal or other change in any option granted under the Plan shall be made after the grant of such option, unless the same is consistent with the provisions of the Plan.

     8. Exercisability and Duration of Options.

          8.1 Determination of Committee; Acceleration. Each option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee may provide upon the granting thereof. Subsequent to the grant of an option which is not immediately exercisable in full, the Committee, at any time before complete termination of such option, may accelerate the time or times at which such option may be exercised in whole or in part. Any option granted under the Plan shall be exercisable upon the death of the Optionee or upon the termination of the Optionee's employment by the Company by reason of his illness or disability only to the extent such option was exercisable by the Optionee immediately prior to such event, unless otherwise expressly provided in the option at the time it is granted.

          8.2 Automatic Termination. The unexercised portion of any option granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

          (a) The expiration of five years from the date of such option was granted;

          (b) The expiration of ninety days from the termination date of termination of the Optionee's employment by the Company (other than a termination described in subparagraph (c), (d) or (e) below); provided that if the Optionee shall die during such ninety day period, the time of termination of the unexercised portion of any such option shall be determined under the provisions of subparagraph (d) below;

          (c) The expiration of one year from the date of termination of the employment of an Optionee who is permanently and totally disabled (other than a termination described in subparagraph (e) below);

          (d) The expiration of six months following the issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Optionee, if the Optionee's death occurs either during his employment by the Company or during the three-month period following the date of termination of such employment (other than a termination described in subparagraph (e) below, but not later than one year after Optionee's death;

          (e) The termination of the Optionee's employment by the Company if such termination constitutes or is attributable to a breach by the Optionee of an employment agreement with the Company, its parent, if any, or any of its subsidiaries, if any, or if the Optionee is discharged for cause. The Committee shall have the right to determine whether the Optionee has been discharged for cause and the date of such discharge, and such determination of the Committee shall be final and conclusive; or

          (f) The expiration of such period of time of the occurrence of such event as the Committee in its discretion may provide upon the granting thereof.


     9. Exercise of Options; Certain Legal and Other Restrictions.

          9.1 Exercise. Options granted under the Plan shall be exercised by the Optionee (or by its executors or administrators, as provided in paragraph
     10) as to all or part of the shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of shares to be purchased, accompanied by payment of the full purchase price for the shares being purchased. Payment of such purchase price shall be made (a) by check payable to the Company or (b) with the consent of the Committee, by delivery of Common Stock having a fair market value (determined as of the date such option is exercised) equal to all or part of the purchase price and if applicable, of a check payable to the Company for any remaining portion of the purchase price. Such notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. The Company shall effect the transfer of the shares so purchased to the Optionee (or such other person exercising the option pursuant to paragraph 10) as soon as practicable, and within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. No Optionee or other person exercising an option shall have any of the rights of a stockholder of the Company with respect to shares subject to an option granted under the Plan until certificates for such shares shall have been issued following the exercise of such option. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance. In no event may any option granted hereunder be exercised for a fraction of a share.

          9.2 Restrictions on Delivery of Shares. Each award granted under the Plan is subject to the conditions that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such award upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such option or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to the exercise of the option may be withheld unless and until such listing, registration or qualification shall have been effected. The Committee may require, as a condition of exercise of any option, that the Optionee represent, in writing, that the shares received upon exercised of the option are being acquired for investment and not with a view to distribution, provided that the Committee may thereafter waive such representation, subject to such restrictions as it may determine if, in the opinion of counsel to the Company, the offer of such shares by the Company pursuant to such option and the resale of such shares by the Optionee, or either of such acts, is pursuant to an applicable effective registration statements under the Securities Act of 1933, as amended (the "Securities Act"), or is exempt from such registration. The Company may endorse on certificates representing shares issued upon the exercise of an option such legends referring to the foregoing representations or any applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

     10. Non-Transferability of Options. No option granted under the Plan or any right evidenced thereby shall be transferable by the Optionee other than by will or by the laws of descent and distribution, and an option may be exercised, during the lifetime of an Optionee, only by him.

     In the event of an Optionee's death during his employment by the Company, its parent or a subsidiary of the Company, or during the three-month period following the date of termination of such employment, his option shall thereafter be exercisable, during the period specified in paragraph 8.2 (d), by his executors or administrators.

     11. Right to Terminate Employment. Nothing in the Plan or in any option granted under the Plan shall confer upon any Optionee the right to continue in the employment or affect the right of the Company, its parent or any of its subsidiaries to terminate the Optionee's employment at any time, subject, however, to the provisions of any agreement of employment between the Company, its parent or any of its subsidiaries and the Optionee.

     12. Adjustment Upon Changes in Capitalization, etc. In the event of any stock split, stock dividend, reclassification, recapitalization, reorganization, merger, consolidation, combination, exchange or the like which changes the character or amount of the Company's outstanding Common Stock while any portion of any option theretofore granted under the Plan is outstanding but unexercised, the Committee or the Board of Directors of the Company or any surviving or acquiring corporation shall make such adjustments in the character and number of shares subject to such options and in the option price and to take such other actions (including, without limitation, the assumption of the existing option or the substitution of a new option) as shall be equitable and appropriate in order to make each such option, as nearly as may be practicable, equivalent to such option immediately prior to such change; provided that no such adjustment shall give the Optionee any additional benefits under his option .

     If any such change or transaction shall occur, the number and kind of shares for which options may thereafter be granted under the Plan shall be adjusted to give effect thereto.

     13. Registration Rights; Form S-8 Registration. The Board of Directors may grant to any Optionee "Piggy Back Registration Rights" relating to Common Stock acquired under the Plan. The terms of such rights shall be specified in the Option Agreement. The Board of Directors may also elect to cause the Company to register the Common Stock acquired (or which may be acquired) under the Plan pursuant to a Form S-8 Registration Statement under the Securities Act.

     14. Effective Date of Plan. The plan shall be effective as of the date of its original adoption by the Stockholders of the Company.

SHARES                            SYNERGX SYSTEMS INC.              PROXY NO.
                  209 Lafayette Drive, Syosset, New York 11791

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Daniel S. Tamkin and Dennis P. McConnell as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below and on the reverse hereof, all shares of common stock of Synergx Systems Inc. ("Synergx") held of record by the undersigned on January 27, 2004 at the annual meeting of stockholders of Synergx to be held on March 10, 2004 or any adjournments thereof. The undersigned hereby revokes any proxies heretofore given to vote said shares.

     The undersigned hereby acknowledges receipt of Synergx's Annual Report for 2003 and of the Notice of Annual Meeting of Stockholders and attached Proxy Statement dated January 28, 2004.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, and 3.

                    Please sign exactly as your name appears to the left hereof. When signing as corporate officer, partner, attorney, administrator, trustee or guardian, please give your full title as such.

                                            Dated                        , 2004

                                            Authorized Signature

                                            Title
         Please mark boxes on reverse hereof in blue or black ink. Please date, sign and return this Proxy Card promptly using the enclosed envelope.
- ------------------------------------------------------------------------------


1. Election of Directors. For all nominees o Withhold Authority o listed below (except as to vote for all nominees marked to the contrary listed below below)

(Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee's name below.)

   Daniel S. Tamkin      Dennis P. McConnell    Henry Schnurbach   Joseph Vitale

   John A. Poserina      Mark I. Litwin         J. Ian Dalrymple

2. To ratify the appointment of Marcum & Kliegman LLP as independent public accountants for Synergx for the fiscal year ending September 30, 2004.

         For o               Against o           Abstain o

3. To adopt the 2004 Non-Qualified Stock Option Plan

         For o               Against o           Abstain o